EXHIBIT E
FORM OF NEW LENDER SUPPLEMENT
Reference is made to the Credit Agreement, dated as of July 18, 2013 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, terms defined therein being used herein as therein defined), among M/I HOMES, INC., an Ohio corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto as lenders, including the Swingline Lender and the Issuing Lender (collectively, the “Lenders”), PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Administrative Agent”) and the other agents party thereto.
Upon execution and delivery of this New Lender Supplement by the parties hereto as provided in Section 2.21 of the Credit Agreement, the undersigned hereby becomes a Lender thereunder having the Commitment set forth in Schedule 1 attached hereto and shall be bound by the obligations in the Credit Agreement as a Lender and entitled to the benefits of the Credit Agreement, effective as of the Increased Facility Closing Date.
THIS NEW LENDER SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
This New Lender Supplement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this New Lender Supplement to be duly executed and delivered by their proper and duly authorized officers as of this ___ day of _______________, 201__.
__________________________________________
Name of Lender

By:
Name:
Title:
Accepted and agreed:
M/I HOMES, INC.

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as
Administrative Agent

By:
Name:
Title:

Attachment 1
to Exhibit E
Commitment and Notice Address

1.	Name of Lender: ___________________________________

2.	Notice Address: ___________________________________

3.	___________________________________

4.	___________________________________

5.	___________________________________

6.	Attention: ___________________________________

7.	Telephone: ___________________________________

8.	Facsimile: ___________________________________

9.	Email: ___________________________________

10.	Commitment: ___________________________________